Exhibit 99.1

Pennant Reports Third Quarter 2026 Results

Conference Call and Webcast scheduled for tomorrow, November 5, 2026 at 10:00 am MT

EAGLE, Idaho – November 4, 2026 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results, reporting GAAP diluted earnings per share of $0.26 for the third quarter of 2026. Pennant also reported adjusted diluted earnings per share of $0.35 for the quarter(1).

Third Quarter Highlights

▪Total revenue for the third quarter was $302.3 million, an increase of $73.2 million or 32.0% over the prior year quarter;

▪Net income for the third quarter was $9.6 million, an increase of $3.6 million or 58.5% over the prior year quarter;

▪Adjusted net income for the third quarter was $12.7 million, an increase of $2.2 million or 21.6% over the prior year quarter;

▪Consolidated Adjusted EBITDAR for the third quarter was $38.4 million, an increase of $9.1 million or 31.1% over the prior year quarter;

▪Consolidated Adjusted EBITDA for the third quarter was $24.7 million, an increase of $7.4 million or 42.4% over the prior year quarter;

▪Consolidated Adjusted EBITDA prior to NCI for the third quarter was $26.1 million, an increase of $8.0 million or 44.0% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the third quarter was $239.8 million, an increase of $66.2 million or 38.2% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the third quarter was $41.4 million, an increase of $12.3 million or 42.3% over the prior year quarter; segment adjusted EBITDA from operations for the third quarter was $38.1 million, an increase of $11.3 million or 42.0% over the prior year quarter; and segment adjusted EBITDA from operations prior to NCI for the third quarter was $39.5 million, an increase of $11.9 million or 43.0% over the prior year quarter;

▪Total home health admissions for the third quarter were 28,479, an increase of 8,053 or 39.4% over the prior year quarter; same store home health admissions for the third quarter were 17,825, an increase of 1,319 or 8.0% over the prior year quarter; total Medicare home health admissions for the third quarter were 11,347, an increase of 3,126 or 38.0% over the prior year quarter; same store Medicare home health admissions for the third quarter were 7,383, an increase of 791 or 12.0% over the prior year quarter;

▪Hospice average daily census for the third quarter was 5,443, an increase of 1,399 or 34.6% compared to the prior year quarter; same store hospice average daily census for the third quarter was 4,164, an increase of 478 or 13.0% compared to the prior year quarter;

▪Senior Living Services segment revenue for the third quarter was $62.4 million, an increase of $7.0 million or 12.6% over the prior year quarter; average occupancy for the third quarter was 78.4%, a decrease of 250 basis points over the prior year quarter, same store average occupancy for the third quarter was 81.2%, a decrease of 60 basis points over the prior year quarter, average monthly revenue per occupied room for the third quarter was $5,385, an increase of $190 or 3.7% over the prior year quarter, and same store average monthly revenue per occupied room for the third quarter was $5,370, an increase of $234 or 4.6% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the third quarter was $16.2 million, an increase of $0.9 million or 5.7% over the prior year quarter; and segment adjusted EBITDA from operations for the third quarter was $5.7 million, an increase of $0.2 million or 3.0% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”

Operating Results

“Pennant delivered a solid quarter and strong year-over-year improvement across the organization,” said Brent Guerisoli, the Company’s Chief Executive Officer. “Our third quarter results are consistent with our full-year guidance and put us on track for a successful conclusion to the year. We continue to drive forward on our five key initiatives: leadership development, clinical excellence, margin, growth and employee experience. Our multi-year emphasis on developing great leaders has positioned us well to unlock significant upside across our portfolio.”

“Over the last two years, we have added 75 home health and hospice locations and 16 senior living communities to our organization,” said John Gochnour, the Company’s Chief Operating Officer. “Each of these additions was carefully selected based on its considerable long-term potential and we expect them to positively impact the organization and local communities for years to come. As we have grown, we have made significant investments in operational leaders, service center support and enhanced infrastructure. These investments have improved us as an organization and have allowed us to effectively transition a large number of acquisitions while simultaneously improving results at our same store operations.”

A discussion of the Company’s use of Non-GAAP financial measures is set forth below. Reconciliations of net income to EBITDA, adjusted EBITDAR, adjusted EBITDA, and adjusted EBITDA prior to NCI, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three and nine months ended September 30, 2026, which will be filed with the SEC and will be available to be viewed on the Company’s website at www.pennantgroup.com.

Conference Call

A live webcast will be held tomorrow, November 5, 2026 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s third quarter 2026 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.

About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 175 home health and hospice agencies and 70 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 401-1400
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Revenue	$302,251	$229,039	$885,599	$658,382

Expense:
Cost of services	248,131	185,430	723,428	531,450
Rent—cost of services	13,796	12,063	40,322	35,703
General and administrative expense	20,631	19,296	61,932	51,733
Depreciation and amortization	3,685	2,063	9,413	6,179
Gain on disposition of property and equipment, net	(504)	(51)	(495)	(1,099)
Total expenses	285,739	218,801	834,600	623,966
Income from operations	16,512	10,238	50,999	34,416
Other expense, net:
Other (expense) income	(78)	182	402	368
Income from equity method investment	1,379	—	1,749	—
Interest expense, net	(3,619)	(1,016)	(10,035)	(3,425)
Other expense, net	(2,318)	(834)	(7,884)	(3,057)
Income before provision for income taxes	14,194	9,404	43,115	31,359
Provision for income taxes	3,119	2,518	10,849	7,970
Net income	11,075	6,886	32,266	23,389
Less: Net income attributable to noncontrolling interest	1,438	805	5,028	2,448
Net income attributable to The Pennant Group, Inc.	$9,637	$6,081	$27,238	$20,941
Earnings per share:
Basic	$0.28	$0.18	$0.78	$0.61
Diluted	$0.26	$0.17	$0.76	$0.59
Weighted average common shares outstanding:
Basic	35,003	34,600	34,856	34,534
Diluted	36,384	35,270	36,050	35,274

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash	$18,389	$17,024
Accounts receivable—less allowance for credit losses of $877 and $681, at September 30, 2026 and December 31, 2025, respectively	130,836	123,109
Prepaid expenses and other current assets	29,845	27,273
Total current assets	179,070	167,406
Property and equipment, net	93,389	60,984
Operating lease right-of-use assets	278,859	275,947
Deferred tax assets, net	595	478
Restricted and other assets	23,666	26,676
Equity method investment	30,177	—
Goodwill	237,621	237,246
Other indefinite-lived intangibles	199,442	199,442
Total assets	$1,042,819	$968,179
Liabilities and equity
Current liabilities:
Accounts payable	$27,535	$25,171
Accrued wages and related liabilities	55,670	65,229
Operating lease liabilities—current	26,863	25,013
Current maturities of long-term debt	5,000	5,000
Other accrued liabilities	36,662	26,851
Total current liabilities	151,730	147,264
Long-term operating lease liabilities—less current portion	255,961	254,311
Deferred tax liabilities, net	2,842	150
Other long-term liabilities	19,191	23,365
Long-term debt, net	193,330	168,837
Total liabilities	623,054	593,927
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 35,272 and 35,074 shares issued and outstanding, respectively, at September 30, 2026; and 34,878 and 34,626 shares issued and outstanding, respectively, at December 31, 2025	35	35
Additional paid-in capital	261,809	245,833
Retained earnings	114,038	86,800
Treasury stock, at cost, 3 shares at September 30, 2026 and December 31, 2025	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	375,817	332,603
Noncontrolling interest	43,948	41,649
Total equity	419,765	374,252
Total liabilities and equity	$1,042,819	$968,179

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Nine Months Ended September 30,
	2026	2025
Net cash provided by operating activities	$43,547	$27,336
Net cash used in investing activities	(68,450)	(74,950)
Net cash provided by financing activities	26,268	25,704
Net increase (decrease) in cash	1,365	(21,910)
Cash beginning of period	17,024	24,246
Cash end of period	$18,389	$2,336

THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$118,161	39.1%	$81,496	35.6%
Hospice	104,831	34.7	76,384	33.3
Home care and other(a)	16,821	5.5	15,685	6.9
Total home health and hospice services	239,813	79.3	173,565	75.8
Senior living services	62,438	20.7	55,474	24.2
Total revenue	$302,251	100.0%	$229,039	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

	Nine Months Ended September 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$353,024	39.9%	$234,808	35.7%
Hospice	307,570	34.7	220,740	33.5
Home care and other(a)	46,078	5.2	43,907	6.7
Total home health and hospice services	706,672	79.8	499,455	75.9
Senior living services	178,927	20.2	158,927	24.1
Total revenue	$885,599	100.0%	$658,382	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended September 30,
	2026	2025	Change	% Change
Total agency results:
Home health and hospice revenue	$239,813	$173,565	$66,248	38.2%

Home health services:
Total home health admissions	28,479	20,426	8,053	39.4%
Total Medicare home health admissions	11,347	8,221	3,126	38.0%
Average Medicare revenue per 60-day completed episode(a)	$3,632	$3,712	$(80)	(2.2)%
Hospice services:
Total hospice admissions	4,590	3,483	1,107	31.8%
Average daily census	5,443	4,044	1,399	34.6%
Hospice Medicare revenue per day	$193	$189	$4	2.1%

	Three Months Ended September 30,
	2026	2025	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$169,242	$153,143	$16,099	10.5%

Home health services:
Total home health admissions	17,825	16,506	1,319	8.0%
Total Medicare home health admissions	7,383	6,592	791	12.0%
Average Medicare revenue per 60-day completed episode(a)	$3,807	$3,746	$61	1.6%
Hospice services:
Total hospice admissions	3,376	3,276	100	3.1%
Average daily census	4,164	3,686	478	13.0%
Hospice Medicare revenue per day	$196	$189	$7	3.7%

	Nine Months Ended September 30,
	2026	2025	Change	% Change
Total agency results:
Home health and hospice revenue	$706,672	$499,455	$207,217	41.5%

Home health services:
Total home health admissions	88,147	57,135	31,012	54.3%
Total Medicare home health admissions	36,566	22,800	13,766	60.4%
Average Medicare revenue per 60-day completed episode(a)	$3,641	$3,731	$(90)	(2.4)%
Hospice services:
Total hospice admissions	14,239	10,766	3,473	32.3%
Average daily census	5,330	3,916	1,414	36.1%
Hospice Medicare revenue per day	$194	$190	$4	2.1%

	Nine Months Ended September 30,
	2026	2025	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$494,526	$446,478	$48,048	10.8%

Home health services:
Total home health admissions	53,943	50,055	3,888	7.8%
Total Medicare home health admissions	22,448	20,129	2,319	11.5%
Average Medicare revenue per 60-day completed episode(a)	$3,773	$3,751	$22	0.6%
Hospice services:
Total hospice admissions	10,519	10,085	434	4.3%
Average daily census	4,028	3,564	464	13.0%
Hospice Medicare revenue per day	$195	$190	$5	2.6%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2025.

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended September 30,
	2026	2025	Change	% Change
Total senior living results:
Senior living revenue	$62,438	$55,474	$6,964	12.6%

Occupancy	78.4%	80.9%	(2.5)%
Average monthly revenue per occupied unit	$5,385	$5,195	$190	3.7%

	Three Months Ended September 30,
	2026	2025	Change	% Change
Same store senior living(a) results:
Senior living revenue	$52,754	$51,341	$1,413	2.8%

Occupancy	81.2%	81.8%	(0.6)%
Average monthly revenue per occupied unit	$5,370	$5,136	$234	4.6%

The following table summarizes our senior living performance indicators for the periods indicated:

	Nine Months Ended September 30,
	2026	2025	Change	% Change
Total senior living results:
Senior living revenue	$178,927	$158,927	$20,000	12.6%

Occupancy	78.6%	79.4%	(0.8)%
Average monthly revenue per occupied unit	$5,388	$5,180	$208	4.0%

	Nine Months Ended September 30,
	2026	2025	Change	% Change
Same store senior living(a) results:
Senior living revenue	$157,172	$148,676	$8,496	5.7%

Occupancy	81.3%	80.4%	0.9%
Average monthly revenue per occupied unit	$5,387	$5,121	$266	5.2%

(a)	Same store senior living results represent all senior living communities purchased or licensed prior to January 1, 2025, excluding affiliate memory care units in start-up operations.

THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$153,010	50.6%	$108,831	47.5%
Medicaid	39,952	13.2	31,466	13.7
Subtotal	192,962	63.8	140,297	61.2
Managed care	47,989	15.9	32,935	14.4
Private and other(a)	61,300	20.3	55,807	24.4
Total revenue	$302,251	100.0%	$229,039	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

	Nine Months Ended September 30,
	2026		2025
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$449,519	50.8%	$313,777	47.7%
Medicaid	117,088	13.2	89,602	13.6
Subtotal	566,607	64.0	403,379	61.3
Managed care	141,641	16.0	94,268	14.3
Private and other(a)	177,351	20.0	160,735	24.4
Total revenue	$885,599	100.0%	$658,382	100.0%

(a)	Private and other payors includes revenue from all payors generated in the Company’s home care operations and management services agreement.

THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Net income attributable to The Pennant Group, Inc.	$9,637	$6,081	$27,238	$20,941

Non-GAAP adjustments
Costs at start-up operations(a)	304	109	1,155	141
Share-based compensation expense(b)	3,378	2,480	9,024	6,859
Acquisition related costs(c)	128	3,047	832	5,485
Activities associated with transitioning operations(d)	(491)	96	(491)	(811)
Transition services costs(e)	1,550	—	3,214	—
Unusual, non-recurring or redundant charges(f)	—	34	—	101
Provision for income taxes on Non-GAAP adjustments(g)	(1,838)	(1,426)	(3,932)	(3,259)
Non-GAAP net income	$12,668	$10,421	$37,040	$29,457

Dilutive Earnings Per Share As Reported
Net Income	$0.26	$0.17	$0.76	$0.59
Average number of shares outstanding	36,384	35,270	36,050	35,274

Adjusted Diluted Earnings Per Share
Net Income	$0.35	$0.30	$1.03	$0.84
Average number of shares outstanding	36,384	35,270	36,050	35,274

(a)	Represents results related to start-up operations.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
	Revenue	$(1,843)	$(1,615)	$(5,855)	$(4,871)
	Cost of services	1,870	1,608	6,235	4,784
	Rent	55	22	190	41
	Depreciation & amortization	222	94	585	187
	Total Non-GAAP adjustment	$304	$109	$1,155	$141

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
	Cost of services	$1,825	$1,430	$4,915	$3,858
	General and administrative	1,553	1,050	4,109	3,001
	Total Non-GAAP adjustment	$3,378	$2,480	$9,024	$6,859

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

(d)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2025 and 2026, the Company received insurance proceeds related to the property which were recorded in Gain on disposition of property and equipment, net on the Consolidated Statements of Income. This affiliate’s operations in 2026 excluding insurance gains are included in start-up operations.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2026	2025	2026	2025
	Cost of services	—	40	$—	$85
	Rent	—	53	—	157
	Depreciation	—	3	—	8
	Gain on disposition of property and equipment, net	(491)	—	(491)	(1,061)
	Total Non-GAAP adjustment	$(491)	$96	$(491)	$(811)

(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $1,550 and $6,856 for the three and nine months ended September 30, 2026.

(f)	Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% and 26.0% for the three and nine months ended September 30, 2026 and 2025, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measure, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Consolidated net income	$11,075	$6,886	$32,266	$23,389
Less: Net income attributable to noncontrolling interest	1,438	805	5,028	2,448
Add: Provision for income taxes	3,119	2,518	10,849	7,970
Net interest expense	3,619	1,016	10,035	3,425
Depreciation and amortization	3,685	2,063	9,413	6,179
Consolidated EBITDA	20,060	11,678	57,535	38,515
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	27	(7)	380	(87)
Share-based compensation expense(b)	3,378	2,480	9,024	6,859
Acquisition related costs(c)	128	3,047	832	5,485
Activities associated with transitioning operations(d)	(491)	40	(491)	(976)
Transition services costs(e)	1,550	—	3,214	—
Other unusual, non-recurring, or redundant charges(f)	—	34	—	101
Rent related to items (a) and (d) above	55	75	190	198
Consolidated Adjusted EBITDA	24,707	17,347	70,684	50,095
Rent—cost of services	13,796	12,063	40,322	35,703
Rent related to items (a) and (d) above	(55)	(75)	(190)	(198)
Adjusted rent—cost of services	13,741	11,988	40,132	35,505
Consolidated Adjusted EBITDAR(g)	$38,448		$110,816

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions.
(d)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2025 and 2026, the Company received insurance proceeds related to the property which were recorded in Gain on disposition of property and equipment, net on the Consolidated Statements of Income. This affiliate’s operations in 2026 excluding insurance gains are included in start-up operations.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $1,550 and $6,856 for the three and nine months ended September 30, 2026.
(f)
Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(g)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The table below reconciles Consolidated net income attributable to The Pennant Group, Inc. to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA and Consolidated Adjusted EBITDA prior to NCI, for the periods presented:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Net income attributable to The Pennant Group, Inc.	$9,637	$6,081	$27,238	$20,941
Add: Provision for income taxes	3,119	2,518	10,849	7,970
Net interest expense	3,619	1,016	10,035	3,425
Depreciation and amortization	3,685	2,063	9,413	6,179
Consolidated EBITDA	20,060	11,678	57,535	38,515
Adjustments to Consolidated EBITDA
Add: Start-up operations(a)	27	(7)	380	(87)
Share-based compensation expense(b)	3,378	2,480	9,024	6,859
Acquisition related costs(c)	128	3,047	832	5,485
Activities associated with transitioning operations(d)	(491)	40	(491)	(976)
Transition services costs(e)	1,550	—	3,214	—
Other unusual, non-recurring, or redundant charges(f)	—	34	—	101
Rent related to items (a) and (d) above	55	75	190	198
Consolidated Adjusted EBITDA	24,707	17,347	70,684	50,095
Add: Net Income attributable to noncontrolling interest (“NCI”)	1,438	805	5,028	2,448
Consolidated Adjusted EBITDA prior to NCI	$26,145	$18,152	$75,712	$52,543

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions.
(d)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2025 and 2026, the Company received insurance proceeds related to the property which were recorded in Gain on disposition of property and equipment, net on the Consolidated Statements of Income. This affiliate’s operations in 2026 excluding insurance gains are included in start-up operations.
(e)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $1,550 and $6,856 for the three and nine months ended September 30, 2026.
(f)
Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The following tables present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Three Months Ended September 30, 2026
Revenue	$239,813	$60,595	$1,843	$302,251
Segment Cost of Services	198,448	44,411
Segment Adjusted EBITDAR from Operations	$41,365	$16,184		$57,549
Three Months Ended September 30, 2025
Revenue	$173,545	$53,880	$1,614	$229,039
Segment Cost of Services	144,475	38,572
Segment Adjusted EBITDAR from Operations	$29,070	$15,308		$44,378

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Nine Months Ended September 30, 2026
Revenue	$705,998	$173,746	$5,855	$885,599
Segment Cost of Services	586,881	125,336
Segment Adjusted EBITDAR from Operations	$119,117	$48,410		$167,527
Nine Months Ended September 30, 2025
Revenue	$498,236	$155,276	$4,870	$658,382
Segment Cost of Services	414,209	110,731
Segment Adjusted EBITDAR from Operations	$84,027	$44,545		$128,572

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to income from operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations(a)	$57,549	$44,378	$167,527	$128,572
Less: Unallocated corporate expenses	19,101	15,043	56,711	42,972
Depreciation and amortization	3,685	2,063	9,413	6,179
Rent—cost of services	13,796	12,063	40,322	35,703
Income from equity method investment	1,379	—	1,749	—
Other income	(78)	182	402	368
Adjustments to Segment EBITDAR from Operations:
Less: Start-up operations(b)	27	(7)	380	(87)
Share-based compensation expense(c)	3,378	2,480	9,024	6,859
Acquisition related costs(d)	128	3,047	832	5,485
Activities associated with transitioning operations(e)	(491)	40	(491)	(976)
Transition services costs(f)	1,550	—	3,214	—
Other unusual, non-recurring, or redundant charges(g)	—	34	—	101
Add: Net income attributable to noncontrolling interest	1,438	805	5,028	2,448
Income from operations	$16,512	$10,238	$50,999	$34,416

(a)
Segment Adjusted EBITDAR from Operations is net income attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, unallocated corporate and administrative expenses, and, in order to view the operations’ performance on a comparable basis from period to period, certain adjustments including: (1) activities associated with start-up operations, (2) share-based compensation expense, (3) acquisition related costs, (4) activities associated with transitioning operations, (5) transition services costs, (6) other unusual, non-recurring, or redundant charges, and (7) net income attributable to noncontrolling interest. “All Other” consists of revenues generated at operating locations not included in the segment financial information reviewed by the CODM as defined above. Revenue included in the “All Other” category is insignificant individually, and therefore does not constitute a reportable segment. General and administrative expenses are not allocated to the reportable segments, and are included as “Unallocated corporate expenses”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions.
(e)	During 2025, an affiliate of the Company held its memory care units in transition and converted the facility into an assisted living community. In 2025 and 2026, the Company received insurance proceeds related to the property which were recorded in Gain on disposition of property and equipment, net on the Consolidated Statements of Income. This affiliate’s operations in 2026 excluding insurance gains are included in start-up operations.
(f)	Costs identified as redundant or non-recurring incurred by the Company as a result of the transition services agreement between the Company and UnitedHealth Group Incorporated (“UnitedHealth”) entered into as part of the acquisition agreement consummated on October 1, 2025. All amounts are included in Cost of services. Fees incurred under the transition services agreement were $1,550 and $6,856 for the three and nine months ended September 30, 2026.
(g)	Represents other unusual, non-recurring, or redundant charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended September 30,
	Home Health and Hospice		Senior Living
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations	$41,365	$29,070	$16,184	$15,308
Less: Rent—cost of services	3,296	2,277	10,499	9,786
Rent related to start-up and transitioning operations	—	(22)	(55)	(53)
Segment Adjusted EBITDA from Operations	$38,069	$26,815	$5,740	$5,575

	Nine Months Ended September 30,
	Home Health and Hospice		Senior Living
	2026	2025	2026	2025

Segment Adjusted EBITDAR from Operations	$119,117	$84,027	$48,410	$44,545
Less: Rent—cost of services	9,740	6,645	30,582	29,058
Rent related to start-up and transitioning operations	(26)	(41)	(164)	(157)
Segment Adjusted EBITDA from Operations	$109,403	$77,423	$17,992	$15,644

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income, adjusted for net income attributable to noncontrolling interest (“NCI”), before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, and (i) other unusual, non-recurring or redundant charges. Adjusted EBITDA prior to NCI consists of net income attributable to the Company before (a) interest expense, net (b) provisions for income taxes, (c) depreciation and amortization, (d) results related to start-up operations, (f) non-capitalizable acquisition related costs, (g) activities associated with transitioning operations, (h) transition services costs, (i) unusual, non-recurring or redundant charges, and (j) NCI. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) results related to start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs, (h) activities associated with transitioning operations, (i) transition services costs, and (j) other unusual, non-recurring or redundant charges. The company believes that the presentation of EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, consolidated adjusted EBITDAR, adjusted net income, and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, adjusted EBITDA prior to NCI, and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financials" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.